CONSENT TO SUBLEASE AGREEMENT
AND SECOND AMENDMENT TO LEASE

This Consent to Sublease Agreement and Second Amendment to Lease (this
“Agreement”) is made as of the 28th day of July, 2008 by and among HUB PROPERTIES
TRUST, a Maryland real estate investment trust (“Landlord”), HONEYWELL TECHNOLOGY
SOLUTIONS INC., a Delaware corporation (“Tenant”), successor by merger to the interest of
Dimensions International, Inc. (“Dimensions”) and CUISINE SOLUTIONS, INC., a Delaware
corporation (“Subtenant”).

WHEREAS, Landlord and Dimensions entered into that certain Lease dated March 3,
2004, as amended by that certain First Amendment to Lease (the “First Amendment”) dated
October 25, 2005 (collectively, the “Original Lease”) for the lease of certain premises (the
“Premises”) as more particularly described in the Lease, located in a portion of the building (the
“Building”) located at and known as 2800 Eisenhower Avenue, Alexandria, Virginia; and
WHEREAS, Landlord consented to the deemed assignment of the Original Lease as a result of a change of control of Dimensions pursuant to that certain Landlord’s Consent to
Assignment (the “Consent”) dated May 29, 2007 (the Original Lease, as affected by the Consent, is collectively referred to herein as the “Lease”); and

WHEREAS, Tenant and Subtenant desire to enter into a Sublease (the “Sublease”), a copy of which is attached hereto as Exhibit A, for Subtenant’s use and occupancy of the portion of the Premises (the “Sublease Premises”) shown on the floor plan attached hereto as Exhibit B;
and

WHEREAS, Landlord has agreed to consent to the Sublease subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.
2. Tenant shall, contemporaneously with its execution hereof, deposit $28,475.33 with Landlord (the “Security Deposit”) which sum shall be held by Landlord as security for the faithful performance of all the terms of the Lease to be observed and performed by Tenant.
Tenant shall not mortgage, assign, transfer or encumber the Security Deposit and any such act on
Tenant’s part shall be without force and effect and shall not be binding on Landlord. If Tenant fails to perform any of the terms of the Lease beyond the expiration of any applicable cure period, then Landlord may, at Landlord’s option and without notice or prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security
Deposit, or so much thereof as may be necessary, toward the payment of any amount due hereunder but unpaid or loss or damage sustained by Landlord due to such breach by Tenant; and
Tenant shall upon demand restore the Security Deposit to the original amount deposited. Upon such application by Landlord and until Tenant shall have restored the Security Deposit to the amount initially deposited hereunder, Tenant shall be deemed to be in default in the payment of
Additional Rent for purposes of Section 8.1(a)(I) of the Lease. So long as Tenant is not in default under the Lease, Landlord shall return the Security Deposit, or so much thereof as shall have not theretofore been applied in accordance with the terms hereof (and less any amount
Landlord shall estimate shall be due from Tenant on account of Operating Costs and Taxes), to
Tenant promptly following the expiration or earlier termination of the Term of the Lease and the surrender of possession of the Premises by Tenant in accordance with the terms of the Lease.
While Landlord holds the Security Deposit, Landlord shall have no obligation to pay interest on it and may commingle it with other funds. If Landlord conveys its interest in the Property, the
Security Deposit, or any part thereof not previously applied, will be turned over to the transferee, and Tenant will look solely to such transferee for proper application and return of the Security
Deposit in accordance with the terms hereof.

3. Landlord hereby consents to the Sublease, subject to and upon the terms and conditions hereof and in reliance of the representations, warranties and agreements contained herein. Tenant and Subtenant acknowledge and agree that (i) Landlord is not a party to the
Sublease and is not bound by the provisions thereof, (ii) Landlord has not and will not review or pass upon any of the provisions of the Sublease, (iii) the Sublease will not be modified or amended in any material way without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed and (iv) the Sublease is intended to grant
Subtenant a subleasehold interest and is not an assignment of Tenant’s interest under the Lease and consequently notwithstanding anything to the contrary contained in the Sublease the term of the Sublease shall expire no later than one (1) day prior to the expiration or earlier termination of the term of the Lease. Nothing herein contained shall be construed as a consent to, or approval by Landlord of, any of the provisions of the Sublease, but is merely a consent to the act of subletting by Tenant to Subtenant. To the extent of any inconsistencies between the terms of the
Sublease and the terms of the Lease or this Agreement, the terms of the Lease or this Agreement shall prevail. In furtherance of the foregoing, Tenant and Subtenant agree that (i) Landlord’s obligations to Tenant are governed only by the Lease and this Agreement, (ii) Landlord shall not be bound or estopped by any provisions of the Sublease, including any provision purporting to impose any obligations upon Landlord and (iii) nothing contained herein shall be (a) construed as a consent to, approval of, or ratification by Landlord of, any of the particular provisions of the
Sublease, or any plan or drawing referred to or contained therein (except as may be expressly provided herein), or (b) construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions, obligations or conditions contained in the Lease (except as herein expressly provided), or to waive any breach thereof, or to increase the obligations or diminish the rights of Landlord under the Lease, or to increase the rights or diminish the obligations of Tenant thereunder.

4. Tenant represents and warrants that (a) the Lease is in full force and effect and constitutes the entire agreement between Landlord and Tenant with respect to the Premises; (b)
Tenant has not previously assigned, mortgaged, pledged or otherwise transferred any interest under the Lease nor has it sublet, licensed or otherwise granted any occupancy rights to any third party currently occupying any portion of the Premises; (c) to the actual knowledge, without inquiry, of Tenant’s employee, David S. Derr, Tenant knows of no defense or counterclaim to the enforcement of the obligations of the Tenant under the Lease and has no knowledge of any default by Landlord; (d) Tenant is not entitled to any reduction, offset or abatement of the rent payable under the Lease; (e) a true and complete copy of the Sublease is attached hereto as
Exhibit A, and the Sublease constitutes the complete agreement between Tenant and Subtenant with respect to the subject matter thereof; and (f) to the actual knowledge, without inquiry, of
Tenant’s employee, David S. Derr, Tenant is not in default of any of its obligations or covenants, and has not breached any of its representations or warranties under the Lease. Tenant represents that David S. Derr is the person knowledgeable of the foregoing matters.

5. Tenant hereby reaffirms that it shall remain fully responsible and primarily liable for the prompt payment of all amounts payable by Tenant under the Lease and the performance of all of the terms, covenants, conditions and provisions of the Lease required to be performed on the part of Tenant thereunder.

6. Subtenant agrees that it shall perform and comply with and be bound by all obligations of Tenant under the Lease relating to the Sublease Premises including, but without limitation, all obligations relating to the maintenance of insurance and the naming of Landlord as an additional insured thereunder. The Sublease shall be subject and subordinate at all times to the Lease, and shall be subject to all of the covenants, agreements, terms, provisions and conditions of the Lease and this Agreement. Subtenant shall not do or permit anything to be done in connection with Subtenant’s occupancy of the Sublease Premises which would violate any such covenants, agreements, terms, provisions and conditions. Landlord shall not deem use by Subtenant, during the term of the Sublease, of up to 400 square feet of the Sublease Premises in the area shown on Exhibit B-1 as Presentation Product for purposes of display of food products as a breach of restrictions on use of the Premises as provided in Section 6.1.2 of the
Lease, provided such use shall comply with all zoning, building or other land use ordinances, codes and regulations and shall not entail any cooking of food. Tenant and Subtenant acknowledge that Landlord has made no express warranty or representation, and disclaims any implied warranty or representation, that such use is consistent or in compliance with any zoning, building or other land use ordinance, code or regulation, and Subtenant acknowledges that it has performed such investigation as it deems appropriate to satisfy itself that the Sublease Premises are suitable for its purposes and in particular that such food display use is in compliance with the foregoing.

7. Tenant and Subtenant agree that after notice from Landlord, Subtenant shall pay all rents and all other sums due under the Sublease to Landlord. Any amounts so paid by
Subtenant to Landlord shall be credited against Tenant’s obligations under the Lease in a manner reasonably determined by Landlord.

8. Landlord’s consent under this Agreement shall not be construed as a consent by
Landlord to, or as permitting, any other or further assignment or subletting by either Tenant or
Subtenant. Notwithstanding anything to the contrary contained in the Lease, the Sublease or this
Agreement to the contrary, Subtenant shall not, without the prior written consent of Landlord in each instance, (i) assign the Sublease, (ii) sub-sublease all or any part of the Sublease Premises, or (iii) make any alterations, additions or structural changes in or to the Sublease Premises.
9. Tenant hereby authorizes Subtenant to obtain services and materials for or related to the Sublease Premises, and Tenant agrees to pay for such services and materials as additional rent under the Lease upon written demand from Landlord. However, at Landlord’s option and for Tenant’s convenience, Landlord may bill Subtenant for such services and materials, or any portion thereof, in which event Subtenant agrees to pay for the services and materials so billed, but such billing shall not relieve Tenant from its primary obligation to pay for such services and materials. The authority herein given by Tenant to Subtenant shall be continuing and Tenant shall not revoke such authority without giving at least ten (10) days’ prior notice to Landlord.

10. Tenant and Subtenant agree that Landlord shall not be responsible for the payment of any commissions or fees in connection with this Agreement or the Sublease and they each jointly and severally agree to indemnify and hold Landlord harmless from and against any claims, liability, losses or expenses, including reasonable attorneys’ fees, incurred by Landlord in connection with any claims for commissions or fees by any broker or agent in connection with this Agreement or the Sublease.

11. If the Lease is terminated prior to the stated expiration date provided in the Lease, the term of the Sublease shall (if not previously terminated or expired), subject to Landlord’s right to elect to require Subtenant to attorn as hereinafter provided, likewise terminate on the date of such termination. In connection with such termination, Subtenant, at its sole expense, shall surrender the Sublease Premises to Landlord in the manner provided for in, or required by, the
Lease, including the removal of all its personal property from the Sublease Premises and from any part of the Building, and removal of any alterations so required, and repair all resulting damage to the Sublease Premises and the Building. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as
Landlord shall determine and, in addition to any obligations of Tenant under the Lease,
Subtenant shall pay Landlord, within ten (10) days of demand, the entire cost and expense incurred by Landlord in effecting such removal and disposition and in making any incidental repairs and replacements to the Sublease Premises. If Subtenant shall fail to vacate and surrender the Sublease Premises in accordance with the provisions of this paragraph, Landlord shall be entitled to all of the rights and remedies which are available to a landlord against a tenant holding over after the expiration of a term, and any such holding over shall be deemed a default under the Lease. In addition, Tenant agrees that any failure of Subtenant to vacate and surrender the Sublease Premises on or before the expiration or earlier termination of the term of the Lease as hereinabove required shall constitute a failure of Tenant to vacate and surrender the
Premises as required by the Lease and shall constitute a holding over of the entire Premises, and
Subtenant agrees that it will not seek, and it expressly waives any right to seek, any stay of the prosecution of, or the execution of any judgment awarded in, any action by Landlord to recover possession of the Premises.

In the event of the termination of the Lease, Subtenant agrees, at Landlord’s option, to attorn to the Landlord and to continue the use, possession and occupancy of the Sublease
Premises upon all of the terms, covenants, conditions and agreements set forth in the Sublease for the remainder of the term of the Sublease, except that Landlord shall not be (a) be liable for any act or omission of Tenant under the Sublease, (b) be subject to any credit, counterclaim, offset or defense which theretofore accrued to Subtenant against Tenant, (c) be bound by any previous modification of the Sublease not consented to in writing by Landlord or by any previous prepayment of more than one (1) month’s rent, (d) be bound by any covenant of Tenant to undertake or complete any construction of the Sublease Premises or any portion thereof or to provide or perform any service or item not required to be provided or performed by Landlord under the Lease any and all of which obligations shall be deemed void as between Landlord and
Subtenant, (e) be required to account for any security deposit of Subtenant other than any security deposit actually delivered to Landlord by Tenant, (f) be bound by any obligation to make any payment or grant any credits to Subtenant, (g) be liable for the payment of any monies owing by Tenant to the credit of Subtenant or (h) be required to remove any person occupying the Sublease Premises or any part thereof. This provision shall be self-operative upon
Landlord’s written notice to Subtenant of Landlord’s election to exercise such option.

12. Tenant and Subtenant each represent and warrant that no compensation or consideration of any kind other than as set forth in the Sublease has been or will be paid by
Subtenant to Tenant in connection with the Sublease, including moneys paid for the use, sale or rental of Tenant’s furniture, leasehold improvements, equipment, furniture or other personal property. Tenant furthermore agrees that if it shall receive any compensation or consideration in connection with the Sublease which exceeds Tenant’s obligation on account of rent and additional rent under the Lease with respect to the Sublease Premises, Tenant shall pay to
Landlord all amounts due as a result pursuant to the provisions of Section 6.2.1(h) of the Lease.

13. Tenant shall, contemporaneously with the execution of this Agreement, reimburse
Landlord Two Thousand Five Hundred Dollars ($2,500.00) for legal fees and administrative expenses incurred by Landlord in connection with the execution and delivery of this Agreement.

14. Section 2.5 of the Lease (Right of First Offer) is hereby deleted and of no further force or effect.

15. Landlord hereby acknowledges that Landlord’s Fourth Floor Contribution shall be available to Tenant in accordance with the terms of the First Amendment irrespective of the fact that Tenant may elect to apply the same toward the cost of alterations performed on behalf of
Subtenant rather than Tenant; and the parties agree that their respective obligations under Section
6.1.9 of the Lease shall apply to any such alterations.

16. Landlord hereby notifies Tenant and Subtenant that the Declaration of Trust of
Hub Properties Trust provides, and Tenant and Subtenant agree, that no trustee, officer, director, employee or agent of Hub Properties Trust (including any person or entity from time to time engaged to supervise and/or manage the operation of Landlord) shall be liable for any payment or performance hereunder or under the Lease on the part of Landlord and that (subject to any other limitations contained in the Lease) Tenant and Subtenant (and any party claiming by, through or under Tenant or Subtenant) shall look solely to the assets of Hub Properties Trust for payment of any claim hereunder or under the Lease.

17. Any notice given by any party to another party hereto shall be in writing and shall be delivered by hand or mailed by certified or registered mail, return receipt requested, or by a nationally recognized courier service that provides a receipt for delivery such as Federal Express,
United Parcel Service or U.S. Postal Service Express Mail to such other party at the address given below or such other address as such other party may from time to time designate in writing to the other parties in accordance with these provisions. Notices shall be effective on the date delivered to (or the first date such delivery is attempted and refused by) the parties to which such notice is required or permitted to be given or made under this Agreement.

Landlord:         Hub Properties Trust
                        c/o Reit Management & Research LLC
                        1145 19th Street N.W.
                        Washington, D.C. 20036
                        Attention: Dan Melia, Vice President, Mid-Atlantic Region

with a copy to: Hub Properties Trust
                        c/o Reit Management & Research LLC
                        400 Centre Street
                        Newton, MA 02458
                        Attention: Jennifer B. Clark

Tenant:             Honeywell Technology Solutions Inc.
                        c/o Honeywell International Inc.
                        Global Real Estate
                        1500 West Dundee Road
                        Arlington Heights, IL 60004
                        Attention: Vice President, Global Real Estate

with a copy to: Honeywell Technology Solutions Inc.
                        7000 Columbia Gateway Drive
                        Columbia, MD 21046
                        Attention: Ed McFarland – Director Contracts & Procurement

Subtenant:        Cuisine Solutions, Inc.
                        2800 Eisenhower Avenue, 4th Floor
                        Alexandria, VA 22314
                        Attention: Felipe Hasselmann

18. The Lease and this Agreement constitute the entire agreement of the parties with respect to Landlord’s consent to the Sublease. This Agreement may not be amended, modified, altered or changed except in writing signed by all parties hereto.

19. This Agreement shall be construed and governed by the laws of the state in which the Building is located.

20. Landlord’s rights and remedies under this Agreement shall be in addition to every other right or remedy available to it under the Lease, at law, or in equity or otherwise. The invalidity or unenforceability of any provision of this Agreement shall not impair the validity and enforceability of any other provision of this Agreement.

21. This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have executed this
Agreement under seal as of the day and year first above written.

LANDLORD:
HUB PROPERTIES TRUST
By: _/s/ Jennifer B. Clark______________
Jennifer B. Clark
Senior Vice President

TENANT:
HONEYWELL TECHNOLOGY SOLUTIONS
INC.
By: __/s/ John Tus___________________
Name: John Tus
Title: Vice President
SUBTENANT:
CUISINE SOLUTIONS, INC.
By: __/s/ Ronald Zilkowski____________
Name: Ronald Zilkowski
Title: Chief Financial Officer

Exhibit A
Sublease.
See attached copy.

Exhibit B
Floor Plan.
See attached copy.

Exhibit B-1
See attached copy.